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                                 3Dshopping.Com
                              517 Boccaccio Avenue
                                Venice, CA 90291
                               Tel (310) 301-6733


VIA FACSIMILE
212/514-7679

June 28, 1999

Frank E. Hart, General Partner
Generation Capital Associates
Suite 4990
20 Exchange Place, 49th Floor
New York, NY 10005

Re:  March 17, 1999 Financing Terms Agreement (Agreement)

Dear Mr. Hart:

In accordance with the Agreement 3Dshopping.com (Company) on or about March 18, 1999 delivered to Generation Capital Associates (GCA) a warrant for the purchase of shares of the Company's common stock in the form of Exhibit A attached hereto (Original Warrant).

The Company and GCA hereby agree that in the event a Public Offering becomes effective on or before October 31, 1999 the Original Warrant shall be cancelled and replaced with a warrant for the purchase of the Company's Units in the form of Exhibit B attached hereto (Substitute Warrant). GCA shall upon receipt of the duly executed Substitute Warrant return to the Company the executed Original Warrant.

The Company and GCA further agree that in the event a Public Offering is not effective on or before October 31, 1999 the Original Warrant shall remain in full force and effect and the Substitute Warrant shall be null and void.


3Dshopping.com

By: LAWRENCE WEISDORN
    ------------------------------
    Lawrence Weisdorn, President

Agreed and accepted:

Generation Capital Associates

By: FRANK E. HART
    ------------------------------
    Frank E. Hart, General Partner

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                                   EXHIBIT A

          Please See Exhibit 4.4 of Registration Statement 333-74795.



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                                   EXHIBIT B

          Please See Exhibit 4.6 of Registration Statement 333-74795.